Exhibit 10.2

AMENDMENT NO. 5 TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (“Amendment”) is dated as of March 31, 2006  and is entered into by and between AVIZA, INC., a Delaware corporation, formerly known as Aviza Technology, Inc. (the “Borrower”) and BANK OF AMERICA, N.A. (the “Lender”). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WITNESSETH

WHEREAS, the Borrower and the Lender have entered into that certain Credit Agreement dated as of August 6, 2004, as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 23, 2004, that certain Amendment No. 2 to Credit Agreement dated as of February 23, 2005, that certain Amendment No. 3 to Credit Agreement dated as of September 26, 2005, and that certain Amendment No. 4 to Credit Agreement dated as of December 1, 2005 (collectively referred to herein as the “Credit Agreement”); and

WHEREAS, certain Events of Default have occurred as a result of the Borrower’s failure to maintain an Adjusted Tangible Net Worth as set forth in Section 7.24 of the Credit Agreement (prior to the amendment of such Section pursuant to this Amendment) for the measurement period ending on March 31, 2006 (collectively referred to herein as “Existing Events of Default”); and

WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement as set forth herein and waive the Existing Events of Default, and the Lender is willing to do so subject to the terms and conditions stated herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lender and  the Borrower hereby agree as follows:

I.                                        Amendments to the Agreement. The Lender and Borrower agree that the Credit Agreement shall be amended as follows:

A.                                    Definitions.

1.                                      Adjusted Tangible Net Worth. Section 7.24 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.24                  Adjusted Tangible Net Worth. Aviza Technology, Inc. will maintain a consolidated Adjusted Tangible Net Worth determined on the last day of each of the months during each period described below of not less than the amount set forth opposite such period:

Period	Minimum Adjusted Tangible Net Worth
January 1, 2006 through March 31, 2006	$7,100,000
April 1, 2006 through June 30, 2006	$20,400,000
July 1, 2006 through September 30, 2006	$17,300,000
October 1, 2006 through December 31, 2006	$16,300,000
January 1, 2007 through March 31, 2007	$23,600,000
April 1, 2007 through June 30, 2007	$27,300,000
July 1, 2007 through September 30, 2007	$33,000,000”

II.                                   Waiver of Existing Event of Default. Lender hereby waives the Existing Events of Default. The waiver of the Existing Events of Default as set forth herein shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification of any other term or condition of the Credit Agreement, or (b) prejudice any right or remedy which Lender may now have or may have in the future (except to the extent such right or remedy is based upon the Existing Events of Default) under or in connection with the Credit Agreement.

III.                              Consent to Stock Purchase. Borrower has informed Lender that Aviza Technology, Inc. (the “Parent”) plans to issue and sell approximately 3,300,000 newly issued shares of Parent’s common stock, par value $0.0001 per share (the “Common Stock”), pursuant to the terms and conditions set forth in that certain Stock Purchase Agreement (the “Purchase Agreement”) by and between Parent and Caisse de dépôt et placement du Québec, a body organized under the laws of the Province of Québec (the “Stock Purchase”). Borrower has asked for Lender to consent to the Stock Purchase. Lender hereby consents to the Stock Purchase subject to the following terms:

A.                                    Lender has received and approved a copy of the fully executed Purchase Agreement and any documents related thereto; and

B.                                    Borrowers’ representation and warranty (as evidenced by executing this Amendment) that, immediately before and after consummation of the Stock Purchase, there exists no Event of Default or other breach of any representation, warranty, or covenant in the Credit Agreement or the Loan Documents, except to the extent specifically consented to by Lender hereunder.

IV.                               Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

A.                                    Amendment. Fully executed copies of this Amendment and the consent attached hereto signed by the Borrower or the Guarantors as necessary, and delivered to Lender.

B.                                    Other Documents. Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may reasonably require.

V.                                    Miscellaneous.

A.                                    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely thereon.

B.                                    Reference to Credit Agreement. The Credit Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

C.                                    Credit Agreement Remains in Effect. The Credit Agreement and the Loan Documents, as amended hereby, remain in full force and effect and the Borrower ratify and confirm its agreements and covenants contained therein. The Borrower hereby confirms that no Event of Default or Default other than the Existing Events of Default exists.

D.                                    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E.                                     APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

F.                                      Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lender.

G.                                    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

H.                                   Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

I.                                        NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDER AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

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IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

AVIZA, INC.,
a Delaware corporation, formerly
known as Aviza Technology, Inc.

By:	/s/ Patrick C. O’Connor
Name:	Patrick C. O’Connor
Title:	Executive Vice President and Chief
Financial Officer

BANK OF AMERICA, N.A.

By:	/s/ Stephen King
Name:	Stephen King
Title:	Vice President

Each of  the undersigned has executed a separate Continuing Guaranty (collectively referred to herein as the “Continuing Guaranty”) respecting the obligations of Aviza, Inc., a Delaware corporation, formerly known as Aviza Technology, Inc. (“Borrower”) owing to Bank of America, N.A. (“Lender”), as set forth in that certain Credit Agreement dated as of August 6, 2004. Each of the  undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its respective Continuing Guaranty remains in full force and effect; nothing in any Continuing Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of any Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

AVIZA TECHNOLOGY INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Patrick C. O'Connor
Name:	Patrick C. O'Connor
Title	Director

VANTAGEPOINT VENTURE PARTNERS IV, L.P., a Delaware limited partnership

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P., a Delaware limited partnership

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title	Managing Member